LONGLEAF PARTNERS FUNDS TRUST SUPPLEMENT DATED JANUARY 18, 2008 TO PROSPECTUS DATED MAY 1, 2007, AS SUPPLEMENTED NOVEMBER 21, 2007
Effective January 18, 2008, Longleaf Partners Fund will temporarily open to all investors until the additional cash will no longer improve the shareholders’ long-term opportunity. Information in the Shareholder Manual portion of the Prospectus regarding how to open a new account now applies to the Partners Fund, and any references to the Partners Fund as a closed fund (front cover of Prospectus, pages 8, 25 and 31 of the Prospectus, and page 1 of the Statement of Additional Information) are hereby amended to reflect that the Partners Fund is temporarily open. Longleaf Partners Small-Cap Fund remains closed to new investors.
LONGLEAF PARTNERS FUNDS®
Managed By
Southeastern Asset Management, Inc.®
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469